EXHIBIT 24

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                                     /s/ Ron DeLyons

                                     Ron DeLyons

EXHIBIT 24

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                                     /s/ Christopher J. Heaney

                                     Christopher J. Heaney

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                                     /s/ Thomas C. Hutton

                                     Thomas C. Hutton

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                               /s/ Andrea R. Lindell

                               Andrea R. Lindell

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                                /s/ Eileen P. McCarthy

                                Eileen P. McCarthy

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                                /s/ John M. Mount, Jr.

                                John M. Mount, Jr.

EXHIBIT 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, Michael D. Witzeman and Brian C. Judkins the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2025 Stock Incentive Plan.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of May, 2025.

                            /s/ George J. Walsh III

                            George J. Walsh III